UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 9, 2017 (Janaury 3, 2017)

chatAND, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54587	27-2761655
(STATE OR OTHER JURISDICTION OF	(COMMISSION	(IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)	FILE NO.)	IDENTIFICATION NO.)

244 5th Avenue, Suite C68, New York, New York 10001
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(917) 818-2280
(REGISTRANT’S TELEPHONE NUMBER)

Not applicable
(FORMER NAME, IF CHANGES SINC LAST REPORT

Check the appropriate box below if the FORM 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of Janaury 3, 2017, David Stefasnky resigned as the interim Chief Executive Officer and member of the Board of Directors of chatAND, Inc., a Nevada corporation (the “Company”). The resignation was not the result of any disagreements with the Company. A copy of Mr. Stefansky’s resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Company is currently in the process of searching for a new Chief Executive Officer.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1*	Letter of resignation of Mr. Stefansky.

*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2017

CHATAND, INC.

By:	/s/ Jonathan Steinhouse
Interim Chief Financial Officer